                                                                  EXHIBIT 10.8.4

                             UNCONDITIONAL GUARANTY
                               (Softbank Capital)

      In consideration of SILICON VALLEY BANK'S ("Bank") loan to ODIMO INCORPORATED, ASHFORD.COM, INC., and D.I.A. MARKETING, INC. (individually and collectively, "Borrower"), under a Loan and Security Agreement dated July 31, 2004 (the "Agreement"), SOFTBANK CAPITAL LP ("Guarantor") unconditionally and irrevocably guarantees payment of all amounts Borrower owes Bank and Borrower's performance of the Agreement and any other agreements between Borrower and Bank, as amended from time to time (collectively the "Agreements"), according to their terms.

      1. If Borrower does not perform its obligations under the Agreements, Guarantor will immediately pay all amounts due (including, without limitation, all principal, interest, and fees) and satisfy all Borrower's obligations under the Agreements.

      2. These obligations are independent of Borrower's obligations and separate actions may be brought against Guarantor (whether action is brought against Borrower or whether Borrower is joined in the action). Guarantor waives benefit of any statute of limitations affecting its liability. Guarantor's liability is not contingent on the genuineness or enforceability of the Agreements. Guarantor's liability hereunder shall be joint and several with any other guarantors of the Obligations (as defined in the Agreement), and the compromise of any claim with or release of Borrower or any other guarantor of the Obligations shall not constitute a compromise with or release of Guarantor.

      3. Bank may, without notice to Guarantor and without affecting Guarantor's obligations under this Guaranty, (a) renew, extend, or otherwise change the terms of the Agreements; (b) take security for the payment of this Guaranty or the Agreements; (c) exchange, enforce, waive and release any security; and (d) apply the security and direct its sale as Bank, in its discretion, chooses.

      4. Guarantor waives:

            a) Any right to require Bank to (i) proceed against Borrower or any other person; (ii) proceed against or exhaust any security or (iii) pursue any other remedy. Bank may exercise or not exercise any right or remedy it has against Borrower or any security it holds (including the right to foreclose by judicial or nonjudicial sale) without affecting Guarantor's liability.

            b) Any defenses from disability or other defense of Borrower or from the cessation of Borrowers liabilities.

            c)    Any setoff, defense or counterclaim against Bank.

            d) Any defense from the absence, impairment or loss of any right of reimbursement or subrogation or any other rights against Borrower. Until Borrower's obligations to Bank have been paid, Guarantor has no right of subrogation or reimbursement or subrogation or other rights against Borrower.

            e) Any right to enforce any remedy that Bank has against Borrower.

            f)    Any rights to participate in any security held by Bank.

            g) Any demands for performance, notices of nonperformance or of new or additional indebtedness. Guarantor is responsible for being and keeping itself informed of Borrower's financial condition. Unless Guarantor requests particular information, Bank has no duty to provide information to Guarantor.

      5. Guarantor acknowledges that, to the extent Guarantor has or may have rights of subrogation or reimbursement against Borrower for claims arising out of this Guaranty, those rights may be impaired or destroyed if Bank elects to proceed against any real property security of Borrower by non-judicial foreclosure. That impairment or destruction could, under certain judicial cases and based on equitable principles of estoppel, give rise to a defense by Guarantor against its obligations under this Guaranty. Guarantor waives that defense and any others arising from Bank's election to pursue non-judicial foreclosure.

      6. If Borrower becomes insolvent or is adjudicated bankrupt or files a petition for reorganization, or similar relief under the United States Bankruptcy Code, or if a petition is filed against Borrower and/or any obligation under the Agreements is terminated or rejected or any obligation of Borrower is modified or if Borrower's obligations are avoided

Guarantor's liability will not be affected and its liability will continue. If Bank must return any payment because of the insolvency, bankruptcy or reorganization of Borrower, Guarantor or any other guarantor this Guaranty will remain effective or be reinstated.

      7. Guarantor subordinates any indebtedness of Borrower it holds to Bank; and Guarantor will collect, enforce and receive payments as Bank's trustee and will pay Bank those payments without reducing or affecting its liability under this Guaranty.

      8. Guarantor will pay Bank's reasonable attorneys' fees and other costs and expenses incurred enforcing this Guaranty. This Guaranty may not be waived, revoked or amended without Lender's prior written consent. If any provision of this Guaranty is unenforceable, all other provisions remain effective. This Guaranty is the entire agreement among the parties about this guaranty. No prior dealings, no usage of trade, and no parol or extrinsic evidence may supplement or vary this Guaranty. Bank may assign this Guaranty. This Guaranty benefits Bank, its successors and assigns. This Guaranty is in addition to any other guaranties Bank obtains.

      9. Guarantor represents and warrants that (i) it has taken all action necessary authorize execute, deliver and perform this Guaranty, (ii) execution, delivery and performance of this Guaranty do not conflict with any organizational documents or agreements to which it is party and (iii) this Guaranty is a valid and binding obligation, enforceable against Guarantor according to its terms.

      10. Guarantor will do all of the following:

            a) Maintain its existence, remain in good standing in Delaware, and continue to qualify in each jurisdiction in which the failure to qualify could have a material adverse effect on the financial condition, operations or business. Maintain all licenses, approvals and agreements, the loss of which could have a material adverse effect on its financial condition, operations or business.

            b) Comply with all statutes and regulations if non-compliance could adversely affect its financial condition, operations or business.

            c) Execute other instruments and take action Bank reasonably requests to effect the purposes of this Agreement.

            d) Deliver to Bank: (i) as soon as available, but no later than thirty (30) days after the last day of each calendar month, a compliance certificate signed by a Responsible Officer in the form of Exhibit A, (ii) as soon as available, but no later than thirty (30) days after the last day of each fiscal quarter, Guarantor prepared unaudited quarterly financial statements and (iii) as soon as available, but no later than one hundred twenty (120) days after the end of Guarantor's fiscal year, Guarantor prepared unaudited financial statements prepared under generally accepted accounting principles, consistently applied.

            e) Maintain as of the last day of each month, on a consolidated basis with SOFTBANK Capital Partners LP and SOFTBANK Capital Advisors Fund LP (collectively with Guarantor, the "SOFTBANK Guarantors"), a minimum of Twenty-Four Million Dollars ($24,000,000) of unrestricted cash plus callable capital, net of all Contingent Liabilities (as defined in the Agreement) of the SOFTBANK Guarantors.

      11. Guarantor acknowledges and agrees that the occurrence of any of the following shall constitute a default under this Guaranty:

            a) If Guarantor fails to perform any obligation under this Guaranty or violates any of the covenants contained in this Guaranty;

            b) If any material misrepresentation or material misstatement exists now or later in any warranty or representation in this Guaranty or in any certificate delivered to Bank in connection with this Guaranty; or

            c) If SOFTBANK Corp., Guarantor's sole Limited Partner, becomes insolvent or if SOFTBANK Corp. begins an Insolvency Proceeding (as defined in the Agreement) or an Insolvency Proceeding is begun against SOFTBANK Corp. and not dismissed or stayed within 30 days.

      12. Bank hereby agrees to negotiate in good faith a release of this Guaranty upon the successful completion by Borrower of its initial public offering. Bank's consent to any such release shall be predicated upon conditions including, but not limited to, the following: (a) the initial public offering results in net proceeds to Borrower of not less than Twenty-Five Million Dollars ($25,000,000), (b) the Obligations are reduced to not more than Five Million Dollars ($5,000,000) with an annual clean-up period, and (c) Borrower and Bank agree upon appropriate operating and liquidity covenants, as well as a reduced advance rate as to Eligible Inventory (as defined in the Agreement).

      13. This Guaranty is governed by Georgia law, without regard to conflicts of laws. GUARANTOR WAIVES ITS RIGHT TO A JURY TRIAL OF ANY ACTION ARISING OUT OF THIS GUARANTY, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, AND ALL OTHER CLAIMS. Guarantor submits to the exclusive jurisdiction of the State and Federal courts in Georgia; provided, however, if for any reason Bank can not avail itself of the courts of Georgia, then the Guarantor submits to the jurisdiction of the State and Federal courts in Santa Clara County, California.

      IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty as of the day and year first written above.

                                GUARANTOR:

                                SOFTBANK CAPITAL LP

                                By:    SOFTBANK CAPITAL PARTNERS LLC, its
                                       sole General Partner

                                       By:  /s/ Stephen J. Murray
                                            Name: Stephen J. Murray
                                            Title:  Administrative Member

                             UNCONDITIONAL GUARANTY
                           (Softbank Capital Partners)

      In consideration of SILICON VALLEY BANK'S ("Bank") loan to ODIMO INCORPORATED, ASHFORD.COM, INC., and D.I.A. MARKETING, INC. (individually and collectively, "Borrower"), under a Loan and Security Agreement dated July 31, 2004 (the "Agreement"), SOFTBANK CAPITAL PARTNERS LP ("Guarantor") unconditionally and irrevocably guarantees payment of all amounts Borrower owes Bank and Borrower's performance of the Agreement and any other agreements between Borrower and Bank, as amended from time to time (collectively the "Agreements"), according to their terms.

      1. If Borrower does not perform its obligations under the Agreements, Guarantor will immediately pay all amounts due (including, without limitation, all principal, interest, and fees) and satisfy all Borrower's obligations under the Agreements.

      2. These obligations are independent of Borrower's obligations and separate actions may be brought against Guarantor (whether action is brought against Borrower or whether Borrower is joined in the action). Guarantor waives benefit of any statute of limitations affecting its liability. Guarantor's liability is not contingent on the genuineness or enforceability of the Agreements. Guarantor's liability hereunder shall be joint and several with any other guarantors of the Obligations (as defined in the Agreement), and the compromise of any claim with or release of Borrower or any other guarantor of the Obligations shall not constitute a compromise with or release of Guarantor.

      3. Bank may, without notice to Guarantor and without affecting Guarantor's obligations under this Guaranty, (a) renew, extend, or otherwise change the terms of the Agreements; (b) take security for the payment of this Guaranty or the Agreements; (c) exchange, enforce, waive and release any security; and (d) apply the security and direct its sale as Bank, in its discretion, chooses.

      4. Guarantor waives:

            h) Any right to require Bank to (i) proceed against Borrower or any other person; (ii) proceed against or exhaust any security or (iii) pursue any other remedy. Bank may exercise or not exercise any right or remedy it has against Borrower or any security it holds (including the right to foreclose by judicial or nonjudicial sale) without affecting Guarantor's liability.

            i) Any defenses from disability or other defense of Borrower or from the cessation of Borrowers liabilities.

            j)    Any setoff, defense or counterclaim against Bank.

            k) Any defense from the absence, impairment or loss of any right of reimbursement or subrogation or any other rights against Borrower. Until Borrower's obligations to Bank have been paid, Guarantor has no right of subrogation or reimbursement or subrogation or other rights against Borrower.

            l) Any right to enforce any remedy that Bank has against Borrower.

            m)    Any rights to participate in any security held by Bank.

            n) Any demands for performance, notices of nonperformance or of new or additional indebtedness. Guarantor is responsible for being and keeping itself informed of Borrower's financial condition. Unless Guarantor requests particular information, Bank has no duty to provide information to Guarantor.

      5. Guarantor acknowledges that, to the extent Guarantor has or may have rights of subrogation or reimbursement against Borrower for claims arising out of this Guaranty, those rights may be impaired or destroyed if Bank elects to proceed against any real property security of Borrower by non-judicial foreclosure. That impairment or destruction could, under certain judicial cases and based on equitable principles of estoppel, give rise to a defense by Guarantor against its obligations under this Guaranty. Guarantor waives that defense and any others arising from Bank's election to pursue non-judicial foreclosure.

      6. If Borrower becomes insolvent or is adjudicated bankrupt or files a petition for reorganization, or similar relief under the United States Bankruptcy Code, or if a petition is filed against Borrower and/or any obligation under the Agreements is terminated or rejected or any obligation of Borrower is modified or if Borrower's obligations are avoided Guarantor's liability will not be affected and its liability will continue. If Bank must return any payment because of the insolvency, bankruptcy or reorganization of Borrower, Guarantor or any other guarantor this Guaranty will remain effective or be reinstated.

      7. Guarantor subordinates any indebtedness of Borrower it holds to Bank; and Guarantor will collect, enforce and receive payments as Bank's trustee and will pay Bank those payments without reducing or affecting its liability under this Guaranty.

      8. Guarantor will pay Bank's reasonable attorneys' fees and other costs and expenses incurred enforcing this Guaranty. This Guaranty may not be waived, revoked or amended without Lender's prior written consent. If any provision of this Guaranty is unenforceable, all other provisions remain effective. This Guaranty is the entire agreement among the parties about this guaranty. No prior dealings, no usage of trade, and no parol or extrinsic evidence may supplement or vary this Guaranty. Bank may assign this Guaranty. This Guaranty benefits Bank, its successors and assigns. This Guaranty is in addition to any other guaranties Bank obtains.

      9. Guarantor represents and warrants that (i) it has taken all action necessary authorize execute, deliver and perform this Guaranty, (ii) execution, delivery and performance of this Guaranty do not conflict with any organizational documents or agreements to which it is party and (iii) this Guaranty is a valid and binding obligation, enforceable against Guarantor according to its terms.

      10. Guarantor will do all of the following:

            b) Maintain its existence, remain in good standing in Delaware, and continue to qualify in each jurisdiction in which the failure to qualify could have a material adverse effect on the financial condition, operations or business. Maintain all licenses, approvals and agreements, the loss of which could have a material adverse effect on its financial condition, operations or business.

            c) Comply with all statutes and regulations if non-compliance could adversely affect its financial condition, operations or business.

            f) Execute other instruments and take action Bank reasonably requests to effect the purposes of this Agreement.

            g) Deliver to Bank: (i) as soon as available, but no later than thirty (30) days after the last day of each calendar month, a compliance certificate signed by a Responsible Officer in the form of Exhibit A, (ii) as soon as available, but no later than thirty (30) days after the last day of each fiscal quarter, Guarantor prepared unaudited quarterly financial statements and (iii) as soon as available, but no later than one hundred twenty (120) days after the end of Guarantor's fiscal year, audited consolidated financial statements prepared under generally accepted accounting principles, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank.

            h) Maintain as of the last day of each month, on a consolidated basis with SOFTBANK Capital LP and SOFTBANK Capital Advisors Fund LP (collectively with Guarantor, the "SOFTBANK Guarantors"), a minimum of Twenty-Four Million Dollars ($24,000,000) of unrestricted cash plus callable capital, net of all Contingent Liabilities (as defined in the Agreement) of the SOFTBANK Guarantors.

      11. Guarantor acknowledges and agrees that the occurrence of any of the following shall constitute a default under this Guaranty:

            a) If Guarantor fails to perform any obligation under this Guaranty or violates any of the covenants contained in this Guaranty; or

            b) If any material misrepresentation or material misstatement exists now or later in any warranty or representation in this Guaranty or in any certificate delivered to Bank in connection with this Guaranty.

      12. Bank hereby agrees to negotiate in good faith a release of this Guaranty upon the successful completion by Borrower of its initial public offering. Bank's consent to any such release shall be predicated upon conditions including, but not limited to, the following: (a) the initial public offering results in net proceeds to Borrower of not less than Twenty-Five Million Dollars ($25,000,000), (b) the Obligations are reduced to not more than Five Million Dollars ($5,000,000) with an annual clean-up period, and (c) Borrower and Bank agree upon appropriate operating and liquidity covenants, as well as a reduced advance rate as to Eligible Inventory (as defined in the Agreement).

      13. This Guaranty is governed by Georgia law, without regard to conflicts of laws. GUARANTOR WAIVES ITS RIGHT TO A JURY TRIAL OF ANY ACTION ARISING OUT OF THIS GUARANTY, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, AND ALL OTHER CLAIMS. Guarantor submits to the exclusive jurisdiction of the State and Federal courts in Georgia; provided, however, if for any reason Bank can not avail itself of the courts of Georgia, then the Guarantor submits to the jurisdiction of the State and Federal courts in Santa Clara County, California.

      IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty as of the day and year first written above.

                                      GUARANTOR:

                                      SOFTBANK CAPITAL PARTNERS LP

                                      By:  SOFTBANK CAPITAL PARTNERS LLC, its
                                           sole General Partner

                                           By:  /s/ Stephen J. Murray
                                                Name: Stephen J. Murray
                                                Title:  Administrative Member

                             UNCONDITIONAL GUARANTY
                           (Softbank Capital Advisors)

      In consideration of SILICON VALLEY BANK'S ("Bank") loan to ODIMO INCORPORATED, ASHFORD.COM, INC., and D.I.A. MARKETING, INC. (individually and collectively, "Borrower"), under a Loan and Security Agreement dated July 31, 2004 (the "Agreement"), SOFTBANK CAPITAL ADVISORS FUND LP ("Guarantor") unconditionally and irrevocably guarantees payment of all amounts Borrower owes Bank and Borrower's performance of the Agreement and any other agreements between Borrower and Bank, as amended from time to time (collectively the "Agreements"), according to their terms.

      1. If Borrower does not perform its obligations under the Agreements, Guarantor will immediately pay all amounts due (including, without limitation, all principal, interest, and fees) and satisfy all Borrower's obligations under the Agreements.

      2. These obligations are independent of Borrower's obligations and separate actions may be brought against Guarantor (whether action is brought against Borrower or whether Borrower is joined in the action). Guarantor waives benefit of any statute of limitations affecting its liability. Guarantor's liability is not contingent on the genuineness or enforceability of the Agreements. Guarantor's liability hereunder shall be joint and several with any other guarantors of the Obligations (as defined in the Agreement), and the compromise of any claim with or release of Borrower or any other guarantor of the Obligations shall not constitute a compromise with or release of Guarantor.

      3. Bank may, without notice to Guarantor and without affecting Guarantor's obligations under this Guaranty, (a) renew, extend, or otherwise change the terms of the Agreements; (b) take security for the payment of this Guaranty or the Agreements; (c) exchange, enforce, waive and release any security; and (d) apply the security and direct its sale as Bank, in its discretion, chooses.

      4. Guarantor waives:

            o) Any right to require Bank to (i) proceed against Borrower or any other person; (ii) proceed against or exhaust any security or (iii) pursue any other remedy. Bank may exercise or not exercise any right or remedy it has against Borrower or any security it holds (including the right to foreclose by judicial or nonjudicial sale) without affecting Guarantor's liability.

            p) Any defenses from disability or other defense of Borrower or from the cessation of Borrowers liabilities.

            q)    Any setoff, defense or counterclaim against Bank.

            r) Any defense from the absence, impairment or loss of any right of reimbursement or subrogation or any other rights against Borrower. Until Borrower's obligations to Bank have been paid, Guarantor has no right of subrogation or reimbursement or subrogation or other rights against Borrower.

            s) Any right to enforce any remedy that Bank has against Borrower.

            t)    Any rights to participate in any security held by Bank.

            u) Any demands for performance, notices of nonperformance or of new or additional indebtedness. Guarantor is responsible for being and keeping itself informed of Borrower's financial condition. Unless Guarantor requests particular information, Bank has no duty to provide information to Guarantor.

      5. Guarantor acknowledges that, to the extent Guarantor has or may have rights of subrogation or reimbursement against Borrower for claims arising out of this Guaranty, those rights may be impaired or destroyed if Bank elects to proceed against any real property security of Borrower by non-judicial foreclosure. That impairment or destruction could, under certain judicial cases and based on equitable principles of estoppel, give rise to a defense by Guarantor against its obligations under this Guaranty. Guarantor waives that defense and any others arising from Bank's election to pursue non-judicial foreclosure.

      6. If Borrower becomes insolvent or is adjudicated bankrupt or files a petition for reorganization, or similar relief under the United States Bankruptcy Code, or if a petition is filed against Borrower and/or any obligation under the Agreements is terminated or rejected or any obligation of Borrower is modified or if Borrower's obligations are avoided Guarantor's liability will not be affected and its liability will continue. If Bank must return any payment because of the insolvency, bankruptcy or reorganization of Borrower, Guarantor or any other guarantor this Guaranty will remain effective or be reinstated.

      7. Guarantor subordinates any indebtedness of Borrower it holds to Bank; and Guarantor will collect, enforce and receive payments as Bank's trustee and will pay Bank those payments without reducing or affecting its liability under this Guaranty.

      8. Guarantor will pay Bank's reasonable attorneys' fees and other costs and expenses incurred enforcing this Guaranty. This Guaranty may not be waived, revoked or amended without Lender's prior written consent. If any provision of this Guaranty is unenforceable, all other provisions remain effective. This Guaranty is the entire agreement among the parties about this guaranty. No prior dealings, no usage of trade, and no parol or extrinsic evidence may supplement or vary this Guaranty. Bank may assign this Guaranty. This Guaranty benefits Bank, its successors and assigns. This Guaranty is in addition to any other guaranties Bank obtains.

      9. Guarantor represents and warrants that (i) it has taken all action necessary authorize execute, deliver and perform this Guaranty, (ii) execution, delivery and performance of this Guaranty do not conflict with any organizational documents or agreements to which it is party and (iii) this Guaranty is a valid and binding obligation, enforceable against Guarantor according to its terms.

      10. Guarantor will do all of the following:

            c) Maintain its existence, remain in good standing in Delaware, and continue to qualify in each jurisdiction in which the failure to qualify could have a material adverse effect on the financial condition, operations or business. Maintain all licenses, approvals and agreements, the loss of which could have a material adverse effect on its financial condition, operations or business.

            d) Comply with all statutes and regulations if non-compliance could adversely affect its financial condition, operations or business.

            i) Execute other instruments and take action Bank reasonably requests to effect the purposes of this Agreement.

            j) Deliver to Bank: (i) as soon as available, but no later than thirty (30) days after the last day of each calendar month, a compliance certificate signed by a Responsible Officer in the form of Exhibit A, (ii) as soon as available, but no later than thirty (30) days after the last day of each fiscal quarter, Guarantor prepared unaudited quarterly financial statements and (iii) as soon as available, but no later than one hundred twenty (120) days after the end of Guarantor's fiscal year, Guarantor prepared unaudited financial statements prepared under generally accepted accounting principles, consistently applied.

            k) Maintain as of the last day of each month, on a consolidated basis with SOFTBANK Capital Partners LP and SOFTBANK Capital LP (collectively with Guarantor, the "SOFTBANK Guarantors"), a minimum of Twenty-Four Million Dollars ($24,000,000) of unrestricted cash plus callable capital, net of all Contingent Liabilities (as defined in the Agreement) of the SOFTBANK Guarantors.

      11. Guarantor acknowledges and agrees that the occurrence of any of the following shall constitute a default under this Guaranty:

            a) If Guarantor fails to perform any obligation under this Guaranty or violates any of the covenants contained in this Guaranty;

            b) If any material misrepresentation or material misstatement exists now or later in any warranty or representation in this Guaranty or in any certificate delivered to Bank in connection with this Guaranty; or

            c) If SOFTBANK Corp., Guarantor's sole Limited Partner, becomes insolvent or if SOFTBANK Corp. begins an Insolvency Proceeding (as defined in the Agreement) or an Insolvency Proceeding is begun against SOFTBANK Corp. and not dismissed or stayed within 30 days.

      12. Bank hereby agrees to negotiate in good faith a release of this Guaranty upon the successful completion by Borrower of its initial public offering. Bank's consent to any such release shall be predicated upon conditions including, but not limited to, the following: (a) the initial public offering results in net proceeds to Borrower of not less than Twenty-Five Million Dollars ($25,000,000),
(b) the Obligations are reduced to not more than Five Million Dollars ($5,000,000) with an annual clean-up period, and (c) Borrower and Bank agree upon appropriate operating and liquidity covenants, as well as a reduced advance rate as to Eligible Inventory (as defined in the Agreement).

      13. This Guaranty is governed by Georgia law, without regard to conflicts of laws. GUARANTOR WAIVES ITS RIGHT TO A JURY TRIAL OF ANY ACTION ARISING OUT OF THIS GUARANTY, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, AND ALL OTHER CLAIMS. Guarantor submits to the exclusive jurisdiction of the State and Federal courts in Georgia; provided, however, if for any reason Bank can not avail itself of the courts of Georgia, then the Guarantor submits to the jurisdiction of the State and Federal courts in Santa Clara County, California.

      IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty as of the day and year first written above.

                                   GUARANTOR:

                                   SOFTBANK CAPITAL ADVISORS FUND LP

                                   By:    SOFTBANK CAPITAL PARTNERS LLC, its
                                          sole General Partner

                                          By:  /s/ Stephen J. Murray
                                               Name: Stephen J. Murray
                                               Title:  Administrative Member

                                       3